UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

TERRA INDUSTRIES INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

A Certificate of Correction was filed on April 30, 2008 with the State Department of Assessments and Taxation of the State of Maryland (the “Department”) to correct certain typographical errors, errors of transcription and to insert pages I-13 through I-50 which were erroneously omitted from the Articles of Restatement previously filed with the Department on behalf of Terra Industries Inc., a Maryland Corporation (the “Corporation”) on August 3, 2005. The Certificate of Correction reflects no changes or amendments to the Articles of Restatement as they were adopted by the Corporation on May 3, 2005.

ITEM 9.01	Financial Statements and Exhibits.

(b) Exhibits.

Exhibit 99.1 –	Certificate of Correction filed with the State Department of Assessments and Taxation of the State of Maryland on April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ John W. Huey
John W. Huey
Vice President, General Counsel and
Corporate Secretary

Date: May 5, 2008